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                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C., 20549

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 5, 2000

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                        COMMISSION FILE NUMBER 000-29165

                         HIGH SPEED NET SOLUTIONS, INC.
               (Exact name of registrant as specified in charter)

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FLORIDA                                                   65-0185306
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(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification Number)

TWO HANNOVER SQUARE, SUITE 2120
434 FAYETTEVILLE STREET MALL
RALEIGH, NC                                               27601
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(Address of Principal Executive Office)                   (Zip Code)

                                 (919) 645-2610
                (Registrant's Executive Office Telephone Number)




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ITEM 5.  OTHER EVENTS

         We have entered into a letter of intent with Summus Ltd. ("Summus") which contemplates that we would acquire substantially all of the assets of Summus in a business combination of High Speed Net Solutions, Inc.
("High Speed") and Summus.

         Under the letter of intent we will issue eight million shares of our common stock and will issue additional warrants to purchase our common stock. In conjunction with signing the letter of intent, we loaned $500,000 to Summus secured by a pledge by Summus of up to 500,000 shares of our common stock owned by Summus.

         The letter of intent and term sheet is filed as an exhibit to this Form 8-K. The letter of intent and term sheet contains additional material terms. Investors who desire to understand the proposed transaction should read the entire letter of intent and term sheet.

         There can be no assurance that the letter of intent will result in a closing of the proposed combination transaction.

         The statements contained in this Form 8-K contain forward-looking statements relating to the proposed acquisition of Summus Ltd. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Companies note that a variety of factors could cause the actual results to differ materially from the anticipated results expressed in the Companies' forward-looking statements. Some of these factors include that the parties may not reach agreement on terms, that the necessary approvals may not be obtained, that Summus Ltd. may not be able to repay the loan or that High Speed may not obtain the funding required for the combined companies. Other factors are described in the Company's documents on file with the Securities and Exchange Commission. Both Companies hereby disclaim any obligation to update the information provided above, including forward looking statements.


ITEM 7.  EXHIBITS

10.1* Letter of Intent between High Speed Net Solutions, Inc. and Summus Ltd., dated August 31, 2000

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*Filed herewith




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                              HIGH SPEED NET SOLUTIONS, INC.

                                              By /s/ Andrew Fox
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                                                 Andrew Fox, President


Date: September 5, 2000








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